PIMCO Preferred and Capital Securities Active Exchange-Traded Fund Expense Example - PIMCO Preferred and Capital Securities Active Exchange-Traded Fund - PIMCO Preferred and Capital Securities Active Exchange-Traded Fund
Jun. 30, 2026 USD ($)
Prospectus [Line Items]
Expense Example, with Redemption, 1 Year	$ 74
Expense Example, with Redemption, 3 Years	263
Expense Example, with Redemption, 5 Years	468
Expense Example, with Redemption, 10 Years	$ 1,059